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                 SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

               -------------------------------------

                             FORM 8-K/A

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                       February 2, 1998 (January 29, 1998)
                Date of report (Date of earliest event reported)

                  MCI Communications Corporation
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     (Exact name of registrant as specified in its charter)


        Delaware                                 52-0886267
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(State of incorporation or organization)     (I.R.S. Employer
                                              Identification No.)


1801 Pennsylvania Avenue, N.W.
         Washington DC                             20006
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 (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: 202-872-1600



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Item 5. Other Events.

MCI Communications Corporation ("MCI") announced today that it has revised its 1997 Earnings Release, dated January 29, 1998 (the "1997 Earnings Release"), as a result of discussions with the staff of the Securities and Exchange Commission ("SEC") regarding the accounting treatment of certain charges reported in the 1997 Earnings Release. The 1997 Earnings Release was previously filed with the SEC on February 2, 1998 pursuant to a Current Report on Form 8-K (the "Form 8-K"). The press release and the financial information filed with this Amendment to the Form 8-K as Exhibits 99(a) and 99(b), respectively, supersede the reported financial results of operations set forth in Exhibit 99(a) and all of
Exhibit 99(b) to the Form 8-K. MCI will file its Annual Report on Form 10-K for the year ended December 31, 1997 by April 15, 1998.


Item 7.  Financial Statements and Exhibits

     (c) The following exhibits are filed with this report:


Exhibit No.                   Description
-----------              -----------------------

   99(a)       Press Release of MCI  Communications  Corporation dated April 10,
               1998.


   99(b)       Financial information.

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Forward-looking Statements May Prove Inaccurate


     MCI has  made  certain  forward-looking  statements  in this  Amendment  to
Current Report on Form 8-K ("Form 8-K/A") that are subject to risks and uncertainties. Forward-looking statements include information concerning the possible future results of operations of the company, its long-distance telecommunication services business, its investments in ventures and developing markets ("VDM") businesses, the possible future results of operations of the company and those of MCI WorldCom, Inc. ("MCI WorldCom") after the proposed merger with WorldCom, Inc. ("WorldCom") and statements of information preceded by, followed by or that include the words believes , expects , anticipates , or similar expressions. For those statements, the company claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The reader is cautioned that important factors such as the following, in addition to those contained elsewhere in this Form 8-K/A, could affect the future results of the company, its long-distance telecommunication services and VDM businesses and those of MCI WorldCom after the proposed merger with WorldCom and could cause those results to differ materially from those expressed in the forward-looking statements: material adverse changes in the economic conditions in the markets served by the company and MCI WorldCom; a significant delay in the expected closing of the proposed merger with WorldCom; future regulatory actions and conditions in the company's and MCI WorldCom's operating areas, including the ability of the company to implement its local strategy and obtain local facilities at competitive rates; the ability to pass on additional charges imposed by the Federal Communications Commission; competition from others in the United States ("U.S.") and international long-distance markets, including the entry of the Regional Bell Operating Companies and other companies into the long-distance markets in the U.S.; the cost of the company's year 2000 compliance efforts; and the effect of future technological changes on its business.


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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   MCI COMMUNICATIONS CORPORATION

                                /s/ David M. Case
                                   ------------------------------
                                    David M. Case
                                    Vice President and Controller

Date: April 10, 1998









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                         EXHIBIT INDEX


Exhibit No.                       Description
-----------                  -----------------------

   99(a)               Press  Release of MCI  Communications  Corporation  dated
                       April 10, 1998.


   99(b)               Financial information.